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                                                                EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1 (File No. 333-12219) of our report dated March 11, 1996, on our audits of the financial statements of HomeCom Communications, Inc. We also consent to the reference to our firm under the caption "Experts."


                                                 COOPERS & LYBRAND L.L.P.



Atlanta, Georgia
November 1, 1996